EXHIBIT 10.94.3









                        AEGIS AUTO FINANCE, INC.

                       MASTER SERVICING AGREEMENT





















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                                                  DRAFT
AEGIS AUTO FINANCE, INC.
  MASTER   SERVICING   AGREEMENT


                        This Master Servicing Agreement
(the "Agreement") is entered into as of the day of May 17, 1996 between Aegis Auto Finance, Inc.
(hereinafter referred to as "Servicer"), a Delaware corporation and Aegis Auto Funding Corp.
III.,  a Delaware corporation,  its
successors, and assigns (hereinafter collectively referred to as "Company").


                                RECITALS

          WHEREAS, Servicer provides portfolio
management services, including
collection assistance, loan administration and financial reporting to financial institutions in connection with Sales Contracts (as hereinafter defined); and

          WHEREAS, Company and its Affiliates are and will continue to become the owners of Sales Contracts; and

          WHEREAS, Company desires to continue to avail itself of the services provided by Servicer on the terms provided herein with respect to Sales Contracts identified to the Servicer for servicing in accordance with the provisions hereof after the "Effective
Date" (as hereinafter defined).

          NOW THEREFORE, in consideration of the
foregoing, other good and
valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


ARTIC                             LE I.
                               DEFINITIONS

As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

     Approved Program. Shall mean, each package or pool of Receivables held by
     Company pursuant to a Warehouse Agreement which is transferred to a Holder on a given date provided, however, that Receivables accumulated under an Approved
     Program (whether under a Warehouse Agreement or otherwise) prior to sale to a
     Holder may be delivered to Servicer on a daily basis, and Servicer will thereupon service such Receivables pursuant hereto.

     Audit. Wherever used in this Agreement (and as applicable), audit shall define the scope of responsibilities of Servicer in overseeing the performance of any and all Sub-
     Servicers as outlined in Schedule A.

     Business Day.  Any day other than Saturday,
Sunday, a regularly scheduled holiday of
     Servicer, or a day on which banking institutions in New Jersey are authorized or required by law to close.

     Closing Holder Principal Balance. With respect to a Loan Receivable transferred to
     Company, the unpaid principal balance of that Receivable owed to the Holder at the time of such transfer.

     Closing Obligor Loan Balance. The unpaid principal balance (in the case of a contract written under the simple interest method of loan repayment) owed by the Obligor at the time that Loan Receivable became subject to this Agreement to the Company.

     Credit Agency. A recognized agency to which Servicer on behalf of the Company reports repayment delinquencies, repossessions and redemptions.

     Credit Enhancement.  Any policy of insurance
(including but not limited to: Skip,
     Confiscation, Physical Damage, Obligor Default,
Credit Default, Contingent Excess
     Liability, Residual Value Insurance, Vendors
Single Interest Physical Damage and
     GAP Auto Protection) written by an Insurer for the purpose of providing loan repayment guarantees to Company or Holder.

     Custodian.  Shall mean Norwest Bank Minnesota,
National Association, in its capacity
     as custodian under the Custodian Agreement and its successors and assigns consented to by the Company.

     Dealer. Any licensed or franchised motor vehicle dealer from whom Receivables have been acquired by Company, either directly or through a financial institution or credit union which itself acquired Receivables from a motor vehicle dealer.

     Depository Account. A remittance banking account into which daily collections from the Lock-box Account shall be deposited.

     Effective Date.  May 17, 1996.

     Holder. As to any Receivable, the Person purchasing or lending against the security of such Receivable.

     Indirect Lender. As to any Receivable, the Person acquiring a Sales Contract from an approved Dealer.

     Insurer. Any insurance company which has issued insurance utilized in the Company's automobile receivables program.

     Lock-Box Account. A bank account or accounts, in the Company and Servicers name, into which Obligors, Servicer, Company and the Insurer (if applicable) shall be directed to deposit collections with respect to the Receivables.

     Obligor. An account debtor or any other person obligated under a Sales Contract to make payments on any Receivable.

     Person. Any natural person or any entity, including without limitation any trust, corporation, partnership, firm, government or government agency.

     Purchase Agreement. An agreement by which a Holder purchases Receivables. from
     Company in an Approved Program.

     Remarketing Agent. An entity responsible for the disposition of a Vehicle after all
     Servicer functions have been completed.

     Receivable.  A Sales Contract Agreement that:

     a) complies with all applicable federal and state laws and legal requirements;

     b) was originated in connection with the sale of a Vehicle to a person or the
          Company or the financing or refinancing of such a Vehicle;

     c)   represents a bona fide obligation of an
Obligor and was executed in good faith
          by an Obligor and constitutes a legal, valid and binding payment obligation of such Obligor in accordance with its terms;

     d) has been purchased by Company from a Dealer or other Indirect Lender of
          Receivables or purchased by Company from any person in the regular course of
          Company's business;

     e) is secured by a valid and perfected first priority security interest in a Vehicle titled or registered in one of the states of the United States or the District of
          Columbia;

     f) provides that an Obligor shall make payment on such Sales Contract in United
          States dollars in substantially equal monthly installments;

     g) constitutes chattel paper as defined in the Uniform Commercial Code provisions regarding transactions in force in the
jurisdiction whose law governs the
          perfection of Company's or a subsequent
Holder's security interest in such
          Sales Contract; and falls within the confines of this Agreement;

     h) to the best of Company's knowledge, is one as to which the property which is the subject thereof has been delivered to an Obligor or a member of an
          Obligor's family, there are no exceptions, counterclaims or set-offs on the part of such Obligor against the amounts payable and there have been no representations or warranties made to such Obligor by the Dealer (if the
          Receivable was originated by a Dealer) not contained in the Sales Contract.

     Remaining Holder Principal Balance.  As to any
Loan Receivable, the Closing Holder
     Principal Balance throughout the entire remittance process thereof less the aggregate amount of principal payments, including all liquidation and Credit Enhancement proceeds received by the Servicer and remitted to Holder or Company to its final payoff pursuant to this Agreement.

     Remaining Obligor Loan Balance.  As to any Loan
Receivable, the Closing Obligor
     Loan Balance thereof less the aggregate amount of principal payments remitted by
     Obligor (in the case of a contract written under the simple interest method of loan repayment), or less the remaining unearned finance charge.

     Remittance Date. Shall be the fifteenth (15th) day of the calendar month immediately following a Remittance Period (unless another date is agreed to in writing by both parties). If such day is not a Business Day, the Business Day next succeeding such agreed upon day.

     Remittance Period. Shall be the first day through, and including, the last day of the calendar month immediately preceding a Remittance
Date.

     Reserve Account.   If required by a Purchase
Agreement, Warehouse Agreement or
     policy of insurance, a bank account in which Company deposits funds to be used for making payments due a Holder or Company.

     Sales Contract.  A motor vehicle retail
installment or conditional sales contract
     (comparable loan or other document) pursuant to which an Obligor has acquired or refinanced a Vehicle or used a Vehicle as security for a financing. A motor vehicle retail installment sales contract shall be deemed to include any motor vehicle owned by an Obligor under a loan program.

     Sub-Contractor. As used in this Agreement (and as applicable), that person performing the responsibilities of Servicer or any part thereof as outlined in this
     Agreement.

     Subcontracting Agreement. Any subcontracting agreement entered into by and between Servicer and a third party to perform any or all of the responsibilities of
     Servicer as outlined in this Agreement.

     Vehicle. A new or used motor vehicle that was purchased pursuant to a Sales Contract and serves as collateral for a Receivable.

     Warehouse Agreement.  An agreement with Greenwich
Capital Financial Products, Inc.
     to finance the acquisition and accumulation of Receivables to be held by the
     Company or sold to a Holder.


                              ARTICLE II.
                     NATURE AND SCOPE OF RELATIONSHIP

A. Company hereby engages Servicer and Servicer agrees to render to Company those services described in this Agreement and in the attached Schedule A. In performing its duties under this Agreement, Servicer shall report in writing solely to such officers or other employees of Company as Company may designate from time to time.
     Nothing in this Agreement shall be construed as establishing an employment or agency relationship or a partnership or joint venture between Company, any third party contract purchaser and Servicer.

B. Neither Company, nor its Affiliates shall use or permit the use of Servicer's name or the names of any of Servicer's affiliates in any advertising or promotional material prepared by Company or on Company's behalf without the prior written consent of
     Servicer which consent shall not be unreasonably withheld; provided, for purposes of clarification, the Company shall be permitted to disclose Servicer's name and the relationship of Servicer to the Company to third party rating agencies, investors or parties to a securitization, and in any case where disclosure is required as a matter of law.

C. Company and Servicer agree that this Agreement shall apply to all Receivables identified to the Servicer by the Company for boarding on the Servicer's data processing systems after the Effective Date.


                              ARTICLE III.
     ADMINISTRATION AND SERVICING OF RECEIVABLES

A.   DUTIES OF SERVICER

     1. The Servicer, for the Company: (i) shall act prudently in accordance with customary and usual servicing procedures for other institutional servicers; (ii)
          shall administer, maintain and service the Receivables in compliance with all applicable Federal and State laws and
regulations governing the Servicer and
          the Receivables; and (iii) shall use and exercise that degree of skill and attention that is customary with other
Servicers in the industry that service
          Sales Contracts for themselves as well as others.

     2.   The Servicer's duties shall include
collection and posting of all payments,
          responding to inquiries by Federal, State, or local governmental authorities on the Receivables, investigating delinquencies, sending payment books or monthly statements to Obligors, responding to
inquiries by Obligors with respect to the
          Receivables and furnishing monthly statements to the Company with respect to distributions together with such additional information as may be reasonably requested by the Company.

     3.   The Servicer hereby agrees to act as a
custodian for all the documents or
          instruments delivered to the Servicer with respect to each Receivable, and any and all other documents that Servicer
receives, creates, generates, or otherwise
          possesses which relate to a Receivable, an Obligor or Vehicle; provided, however, that the original of the Motor
Vehicle Installment Sale Contract and
          the original certificate of title or such other documents evidencing the securities interest of any trust in the financed vehicle and any other documents designated by the Company to be held by an independent custodian shall, at the request of the Company, be delivered to such independent custodian. The Servicer shall maintain in its files copies, computer
records or originals of each of the
          following documents with respect to each receivable on the financed vehicle related thereto:

               (i)  Application of the Obligor for
Credit;
               (ii) A copy of the Retail Installment
Sale Contract and any
                    amendments thereto;
               (iii)     A copy of a Certificate of
Title with a lien notation or an
                         application therefor;
               (iv) Such other documents as the
Servicer may reasonably request in
                    order to accomplish its duties
under this Servicing Agreement.

          Items (i), (ii), (iii) and (iv) shall be referred to collectively as the "Servicer
          Files".

     4. Servicer shall establish a physical file for each Receivable, which shall contain the Servicer Files, as well as copies of all reports developed by or information received by Servicer with respect to the Receivable.

          a.   In its capacity as custodian of such
files, Servicer shall hold the Servicer
               Files and all related files and
documents on behalf of the Company or
               Holder designated by the Company, and
maintain such accurate and
               complete accounts, records, and computer systems pertaining to the
               Receivables using reasonable care and
that degree of skill and attention
               with respect to the Receivables and the
files and documents as is
               customary with other companies in the
industry that service motor
               vehicle installment sales contracts for
themselves as well as for others.

          b.   The Servicer shall keep satisfactory
books and records pertaining to
               each Receivable and shall make periodic
reports in accordance with this
               Servicing Agreement.  Such records may
not be destroyed or otherwise
               disposed of except as permitted by the
Company and as allowed by
               applicable laws, regulations or decrees.
All documents, whether
               developed or originated by the Servicer
or not, reasonably required to
               document or to properly administer any
Receivable shall remain at all
               times the property of the Holder or
Company.  The Servicer shall not
               acquire any property rights with respect to such records, and shall not have the right to possession of them
except as subject to the conditions
               stated in this Servicing Agreement.
When Servicer is acting in its
               capacity as custodian, the Servicer
shall bear the entire cost of
               restoration in the event any Loan
Documents (as defined below) shall
               become damaged, lost or destroyed.

     5. Servicer shall make available to the Holder or Company, or their duly authorized representatives, attorneys, or auditors, the Servicer Files and any related accounts, records, and computer
systems maintained by the Servicer,
          they shall reasonably instruct, but without disrupting Servicer's operations.
          Without otherwise limiting the scope of the examination, the Company may, upon at least two (2) Business Days' prior notice and at its own expense, using generally accepted audit procedures, verify the status of each Receivable and review the Loan Documents and records
relating thereto for compliance with
          the standards represented to exist as to each Receivable in this Servicing
          Agreement. Nothing herein shall require the Holder or the Company to conduct any inspection pursuant to this
Section.

     6.   Unless otherwise specified herein, the
Servicer shall maintain physical
          possession, or computerized records, of good and legible copies of the Servicer
          Files received by it; such other instruments or documents that modify or supplement the terms or conditions of any of the foregoing; and, all other instruments, documents, correspondence and memoranda generated by or coming into the possession of the Servicer
(including, but not limited to,
          insurance premium receipts, ledger sheets, payment records, insurance claim files, correspondence and current and
historical computerized data files) that are
          required to document or service any
Receivable.  Collectively, all of documents
          described in this paragraph 6 with respect to a Receivable are referred to as
          "Loan Documents." The Servicer shall hold all Loan Documents in trust for the benefit of the Company or Holder; all Loan Documents shall remain the property of the Company or Holder.  The
Servicer shall respond to all third
          party inquiries concerning ownership of the Receivables.

     7. Servicer may employ or otherwise utilize subservicers and enter into subservicing agreements in carrying out its duties and obligations under this
          Servicing Agreement, provided such action by Servicer shall not have a material adverse effect on the Company.

     8.   If the Servicer shall commence a legal
proceeding on behalf of the Company to
          enforce a Receivable the Company shall there upon be deemed to have automatically assigned such Receivable to the Servicer which assignment shall be solely for the purpose of collection. The
Company shall furnish the Servicer
          with any powers of attorney and other
documents necessary or appropriate to
          enable the Servicer to carry out its
servicing and administrative duties
          hereunder.

     9.   Servicer shall attempt to contact each
Obligor within five (5) days of boarding
          a Receivable into Servicer's PRIM system and shall verify:

               (i)  the Obligor's home address, home
phone number, as well as
               employer name, address and phone number;

               (ii)  the vehicle's make, model, year,
contents, state of registry and
               license plate number.

     10. Within five (5) business days after Servicer has electronically boarded the
          Receivable into Servicer's system, Servicer shall attempt to contact the Obligor and shall ensure and otherwise verify:

               (i) whether the Obligor has been
instructed (A) as to when the first
               payment is due and (B) where the first
payment is to be made pursuant
               to the Sales Contract executed by the
Obligor;

               (ii)  whether the Obligor is prepared to
make the first payment due
               under the Obligor's Sales Contract;

               (iii)  whether the Obligor has been
instructed as to the correct process
               for successive payments;

               (iv)  that the information obtained
pursuant to Article III, Section A,
               paragraph 6(i) above is true and
accurate;

               (v)  whether the due date on the
Obligor's payment schedule is
               immediately following the date the
Obligor's employment paycheck is
               received;

               (vi)  that all dates and figures
contained in the Contract are true and
               accurate;

               (vii) and inform the Obligor that the
Obligor shall receive a Welcome
               Letter informing them that the Servicer
is collecting for the Company;
               and

               (viii) whether the Obligor is satisfied
with the motor vehicle and the
               dealership from which the Obligor
purchased the vehicle.

     11. If a vehicle is reported or discovered to be stolen or damaged, Servicer shall coordinate matters with the primary insurance agent, the Obligor, and
          Company.  If a vehicle is reported or
discovered to be damaged beyond repair,
          Servicer shall coordinate matters with the primary insurance agent and the
          Obligor.  Servicer shall administer all
insurance claims and rebates.  Upon
          notification of the disability of the
Obligor, Servicer's collection manager shall
          file any necessary insurance claims and
coordinate and process insurance
          payments. Servicer shall be responsible for the collection of any outstanding or remaining delinquency.

     12. Servicer shall pursue skips for 120 days prior to the VSI filing at which time the Obligor's account shall be submitted to the Servicer's claims manager who shall file the claim before the account
becomes 150 days delinquent.

     13.  Servicer shall administer all matters
relating to any Obligor's bankruptcy,
          including all legal filings and responses as outlined in Schedule A herein;

     14. Upon notice to either Company or Servicer of the death of an Obligor, the
          Obligor's account shall be transferred to the Servicer's collection manager who shall be responsible for either (i) the
repossession or (ii) insurance
          administration relating to that Receivable.

     15. Servicer shall process Obligor accounts for which the Obligor fails to make a payment on the applicable payment due date (a
"Delinquency") on the
          following basis:

               (i)  commencing on the first business
day on which an Obligor is
               delinquent by more than four (4) days,
Servicer shall, at Servicer's
               discretion, either (A) phone the
Obligor, (B) if no contact is made after
               phoning the Obligor, send a letter to
the Obligor asking the Obligor to
               immediately contact Servicer, or (C)
order a field call by an outside
               agency to the Obligor; and

               (ii)  in those cases where Servicer
contacts the Obligor, Servicer shall
               inform Obligor that payment on Obligor's account may be made (A) by quick collect, (B) by bank wire, (C) by
overnight delivery or (D) by
               normal payment.

     16. When a determination is made by Servicer's collection manager to repossess a vehicle, the Servicer's collection manager shall turn over the account to the assignment and reinstatement manager for assignment by the Servicer to a repossession agency. Upon authorization for repossession to Servicer by
          Company, Servicer shall commence those
activities enumerated in Schedule A,
          Section II herein. Servicer shall continue to track and monitor the repossession process with the repossession agent until the vehicle is physically repossessed.
          Company shall inform Servicer's NOI processor whether reinstatement shall be permitted on a repossessed vehicle. If the Obligor contacts Servicer during the
          NOI period, Servicer shall request the
Obligor to  maintain physical damage
          insurance. After the vehicle is repossessed, Servicer shall coordinate and handle all repossession and liquidation
related matters as outlined in Schedule
          A herein. If the Receivable is reinstated and brought current, all collection activities relating to the Receivable and enumerated in Article III Section A paragraphs 6 through 12 herein, shall revert back to Servicer.

     17. Servicer shall promptly notify Company of all collection processes implemented by Servicer or modification of collection processes implemented by Servicer.

     18.  The Servicer, in accordance with its
customary servicing procedures, shall use
          its best efforts to ensure that each Obligor maintains physical damage insurance covering the Financed Vehicle
throughout the term of the
          Receivable.

     19. In the event of any physical loss or damage to a Financed Vehicle from any cause, whether through accidental means or otherwise, the Servicer shall have no obligation to cause the affected Financed
Vehicle to be restored or repaired.
          However, the Servicer shall comply with the provisions of any insurance policy or policies directly or indirectly related to any physical loss or damage to a Financed Vehicle.

     20. The Servicer will administer the filings of claims under the VSI Insurance
          Policy and the Risk Default Insurance Policy as provided for in Schedule A,
          Section B, paragraph 2(b) hereof.

     21. Servicer shall be authorized and empowered by Company to execute and deliver, on behalf of itself or Company, any and all instruments of satisfaction or cancellation, for a partial or full
release or discharge and all other
          comparable instruments, with respect to the Receivables or the Vehicles.

     22. Servicer shall make available to the Company, or its duly authorized representative, attorneys, or auditors, the
Receivable files and any related
          accounts, records, and computer systems
maintained by the Servicer, at such
          times as the Company shall reasonably
instruct, but without disrupting
          Servicer's operations.

B.   MAINTENANCE AND RECORDS

     1. The Servicer shall maintain accounts, books and records as to each Receivable accurately and in sufficient detail to
permit: (i) The reader thereof to know at
          any time the status of such Receivable,
including payments and recoveries
          made and payments owing (and the nature of each); (ii) Reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time owing in respect of such Receivable. Additionally, the
          Servicer shall maintain computer records in an agreed upon electronic format which allows the Company or Holder to receive all information relating to the
          Obligor and Holder Balance belonging to the Company or Holder in the master file, transactional file and repo file
through its entire remittance period and
          final disposition process; such information shall be provided to Company or
          Holder upon request. The Servicer shall not acquire any property rights with respect to such accounts, books and records, and shall not have the right to possession of them except as subject to the conditions stated in this Agreement.
          The Servicer shall bear the entire cost of restoration in the event any of the accounts, books or records shall become
damaged, lost or destroyed.

     2.   To the extent that such records are
maintained on a computer system, the
          Servicer shall also maintain such computer system so that the Servicer's master computer records (including archives) that shall refer to each Receivable indicate that such Receivable is owned by the Company or Holder.

     3. Such physical and electronic accounts and records shall be kept only for as long as Servicer is servicing the Receivables for Company. Servicer shall maintain separate accounts and records for Sales Contracts. At such time as
          Servicer is no longer servicing the
Receivables for the Company, Servicer will
          transfer physical accounts and records to the Company or its designated storage facility, upon Company's request.  All
electronic accounts and records shall be
          transferred to the Company's facility located at 6700 Antioch, Suite 400,
          Shawnee, Kansas, 66204.

C.   MAINTENANCE OF SECURITY INTEREST

     The Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the respective financed Vehicle. The
     Company hereby authorizes the Servicer and hereby agrees to take such steps (at
     Company's expense), as are necessary to re-perfect such security interest on behalf of the Company in the event such re-perfection is necessary or advisable for any reason.

 D.  COLLECTION OF RECEIVABLE PAYMENTS

     1. The Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due.

     2. In addition, the Servicer, on behalf of the Company, shall use its best efforts to repossess or otherwise recover the Vehicle securing any Receivable as to which the Servicer shall have determined, after consultation with the Company, that eventual payment in full is unlikely and such repossession or recovery is permitted under the terms of the Receivable and any applicable law. The
          Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating the Vehicle into cash proceeds.

     3. Subject to the provisions of paragraph III(A) above, the Servicer shall follow such customary and usual practices and
procedures as it shall deem necessary
          or advisable in its servicing of automotive receivables, which may include selling the Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Vehicle shall have suffered damage, the Servicer shall not expend funds except at the direction of the Company, in connection with the repair or the
repossession of such Vehicle unless the
          Servicer shall determine in its discretion that such repair and/or repossession will increase the liquidation proceeds or insurance proceeds by an amount greater than the amount of such expenses.


                                ARTICLE IV.
             FIDELITY BOND AND ERRORS AND OMISSIONS
INSURANCE

          The Servicer shall maintain, at its own
expense, (i) an errors and omissions
insurance policy and (ii) a blanket fidelity bond (but only to the extent any subservicer appointed by the Servicer to perform the collection activities and related services specified to be performed in paragraph III. B. 10 hereof does not maintain a blanket fidelity bond with respect to such servicing functions to be performed hereunder; provided if the Servicer does participate in performing any such functions, it shall maintain a blanket fidelity bond), in each case with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of the Servicer in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained in a form and amount that would meet the requirements of prudent institutional motor vehicle installment sales contract servicers. No provision of this paragraph IV.P. requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.
The Servicer shall be deemed to have complied with this provision if one of its respective
Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Servicer. The Servicer shall cause each and every subservicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.


                                ARTICLE V.
                      REPRESENTATIONS AND WARRANTIES

A.   REPRESENTATIONS AND WARRANTIES OF SERVICER

     1. Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this
          Agreement.

     2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the
transactions contemplated hereby, have
          been duly authorized by all necessary
corporate proceedings of Servicer; this
          Agreement has been duly and validly executed and delivered by Servicer; and, assuming due authorization, execution and delivery by Company, this
          Agreement is a valid and legally binding agreement of Servicer enforceable in accordance with its terms.

     3. The execution and delivery of this Agreement by Servicer hereunder and the compliance by Servicer with all provisions of this Agreement do not conflict with or violate any applicable law,
regulation or order and do not conflict with
          or result in a breach of or default under any of the terms or provisions of any contract or agreement to which Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the
          Certificate of Incorporation or by-laws of Servicer.

     4. During the term of this Agreement, Servicer will maintain fire and theft, general liability, business interruption and employee fidelity insurance coverage in such amounts and upon such terms as shall be customary given the nature and extent of Servicer's business activities.

B.   REPRESENTATIONS AND WARRANTIES OF COMPANY

     1. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this
          Agreement. Company has all licenses,
approvals and consents to conduct its
          business as contemplated by this Agreement.

     2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the
transactions contemplated hereby, have
          been duly authorized by all necessary
corporate proceedings of Company; this
          Agreement has been duly and validly executed and delivered by Company; and, assuming due authorization, execution and delivery by Servicer, this Agreement is a valid and legally binding agreement of Company enforceable in accordance with its terms.

     3. The execution and delivery of this Agreement by Company hereunder and the compliance by Company with all provisions of this Agreement do not conflict with or violate any applicable law,
regulation or order and do not conflict with
          or result in a breach of or default under any of the terms or provisions of any contract or agreement to which Company is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the
          Certificate of Incorporation or by-laws of Company.

     4.   Company warrants that Company is duly
authorized to enter into the
          arrangements contemplated hereby with respect to the applicable contracts, including those provisions contained herein which contemplate that Company will make decisions that may affect a third party purchaser's rights under any given Sales Contract .


                                ARTICLE VI.
                             EVENTS OF DEFAULT

A. If any one of the following events ("Events of Default") shall occur and be continuing:

     1. Any failure by the Servicer to deliver to the Company any proceeds or payment required to be so delivered under the terms of the Agreement that shall continue unremedied for a period of two (2) business days after receipt of written notice to the Servicer by the
Company; or

     2.   Failure on the part of the Servicer to
observe or to perform in any material
          respect any other covenants or agreements set forth in this Agreement, which failure shall adversely effect the rights of the Company and continue unremedied for a period of thirty (30) days after the date on which written notice of such failure shall have been
received by the Servicer; or

     3. The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee, or liquidator for the Servicer in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding-up or
liquidation of its affairs, and the
          continuance of any such decree or order
unstayed and in effect for a period of
          thirty (30) consecutive days; or

     4.   The consent by the Servicer to the
appointment of a trustee, conservator,
          receiver, or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the
          Servicer and involving substantially all of its property; or

     5.   The Servicer shall admit in writing its
inability to pay its debts generally as
          they become due, file a petition of any
applicable bankruptcy, insolvency, or
          reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its
obligations;

     then, and in each and every case and so long as an Event of Default described above shall not have been remedied, the Company may terminate all of the rights and obligations of the Servicer under this Agreement.

B. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, with respect to the Receivables or otherwise, shall pass to and be vested in the Company or in any successor Servicer to be appointed by the Company and the Company is hereby authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts with things necessary to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivable files, or otherwise.

C. The Servicer shall cooperate with the Company in effecting the termination of the responsibilities and rights of the Servicer under this Agreement, including the transfer to the Company or any successor Servicer for administration by it of all cash amounts that shall at the time be held by the Servicer or shall have been deposited by the
     Servicer in any account or that shall thereafter be received by the Servicer with respect to a Receivable.

D. The Company or the successor Servicer appointed by the Company shall be successor in all respects to the Servicer in its capacity as Servicer under this Agreement. Servicer shall be entitled to receive all servicing fees and recovery of all costs up to the date of the transfer of all functions referenced under this Agreement.


                               ARTICLE VII.
                                 REMEDIES

In addition to the indemnification rights contained in
Section XI, and the right to terminate
contained in Section XII, Servicer agrees that upon the happening of any Event of Default (as defined in this Agreement and/or Schedule A), the Company may avail itself of any other relief to which the Company may be legally or equitably entitled, subject only to the provision of Section XIII of this Agreement.


                               ARTICLE VIII.
                 RESPONSIBILITY AND AUTHORITY OF
SERVICER

A. Servicer shall have the full power and authority, acting alone and without the consent of Company, to do any and all things in connection with such servicing and administration that it may deem reasonably necessary or desirable, including but not limited to the right to subcontract any of its duties hereunder, to collect the account, to disburse the proceeds and to protect the interests of the Company or Holder in the
     Receivables.

B. The Company authorizes the Servicer to communicate with third parties and the
     Obligor in the name of the Company as necessary and proper to perform the services anticipated by this Agreement.


                                ARTICLE IX.
                             LOCK-BOX ACCOUNT

Servicer shall establish, control and maintain the Lock-Box Account and related bank accounts and shall collect and hold in trust (for the benefit of Company or Holder) in such accounts all funds received on account of the Obligor (other than Purchased Receivables), all Liquidation
Proceeds, Insurance Proceeds and other Recoveries, all as collected during the Collection
Period in respect of a Receivable being serviced by the Servicer, shall be remitted to the Lock-Box Account as soon as practicable, but in no event later than the close of business on the Business Day after receipt thereof by the Servicer.
Company shall be responsible for all
charges, and shall be entitled to receive all interest earned on amounts in the Lock-Box
Account and related bank accounts. All Lock-Box and related accounts shall be in a financial institution selected by Company. Company agrees that Servicer shall bear no liability for any losses that occur as a result of the failure or closure of the financial institution selected by Company.


                                ARTICLE X.
                           DOCUMENTS AND RECORDS

A.   SERVICING DOCUMENTS AND RECORDS

     1. All documents with respect to an Obligor account and delivered to Servicer hereunder will be held in trust and kept safely by Servicer as delivered.

     2. Servicer shall hold in trust and keep safely for the benefit of Company or
          Holder the computer records relating to the Obligor accounts and the proceeds thereof.

     3. If required by Company or Holder, Servicer shall retain an independent public accounting firm to audit the applicable
Obligor accounts on the basis and scope
          of audit directed by Company or Holder. All fees and expenses of such firm shall be borne by Company or Holder.

     4. The Servicer will furnish copies of any audit reports prepared for the Servicer
          (either internal or otherwise) with respect to the Receivables to the Company or Holder upon the receipt thereof by
Servicer.

     5. All data, documents and information held by Servicer on behalf of Company or
          Holder shall be held in confidence and not used or disclosed for any purpose other than as contemplated by this Agreement or as required by law.

     6. Servicer shall provide the Company and Holder or their designee(s) access to
          Servicer's facility but only upon reasonable request and during normal business hours and to the extent that such access would not significantly disrupt the orderly conduct of business at such facility.

     7. If the Company or Holder exercises its right to gain access to Servicer's facility pursuant to Article X paragraph 6, then it shall reimburse Servicer for the costs of any extraordinary expenses in connection with Servicer providing such access, including but not limited to photocopying, telephone calls, keys and parking.

     8.   Company shall cause such Sales Contract
documentation, as Servicer indicates
          is necessary for Servicer to perform the Services, to be delivered to Servicer.

B.   REPORTS AND CREDIT AGENCIES

     1. In addition to its normal reporting, Servicer shall also furnish the Company or
          Holder with such additional information underlying the data in the aforesaid reports as may be reasonably pertinent to Company's needs and that can be generated by Servicer's existing data
processing system without undue effort or
          expense.  The reports required by this
Agreement shall be in a form acceptable
          to the Company.

     2. Company understands that all transactions with respect to an Obligor account will be reported by one or more Credit
Agencies as required by contract and by
          law. Company and Servicer will comply with all Credit Agency agreements.

     3.   Servicer shall notify one or more Credit
Agencies as required by contract and
          by law, of any change in a deficiency balance of an Obligor's account upon
          Company's notification to Servicer of same.


                                ARTICLE XI.
                              INDEMNIFICATION

A. The Servicer agrees to indemnify the Company, their respective officers, employees and agents harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the
     Company, as the case may be, may sustain in any way related to failure of the
     Servicer to perform its duties and service the Receivables in compliance with the terms of this Servicing Agreement. The Servicer shall immediately notify the
     Company if a claim is made by a third party with respect to this Servicing
     Agreement or the Receivables, assume (with the consent of Company) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Company in respect of such claim. The Company shall indemnify the Servicer against, and holds Servicer harmless from, any and all other claims and damages relating to this Agreement, provided that prompt written notice of any such claim or damage (when known by Servicer) is given to Company. This right to indemnification shall survive the termination of this Servicing Agreement.

B. Company shall be entitled to assume the complete control of the defense or settlement of any such claim at Company's expense. Servicer shall not settle or compromise any such claim without Company's prior written consent unless Company has not agreed to assume the complete control of the defense or settlement thereof.


                               ARTICLE XII.
                           TERM AND TERMINATION

A. The term of this Agreement shall be for one (1) year from the date of signing of this
     Agreement. Company shall have the option, exercisable at any time prior to thirty (30)
     days from the expiration of the initial term of this Agreement, to renew this
     Agreement for subsequent terms with each such subsequent term running one (1) year.

B. Servicer or Company shall have the right to terminate this Agreement (but not the servicing of any Obligor's accounts being serviced under the original or any subsequent term.) upon not less than ninety (90) days written notice sent by overnight mail. For tolling purposes the date of notice shall be the date the non-moving party receives written notice of the moving parties intent to either terminate the Agreement.

C. Notwithstanding the expiration or earlier termination of this Agreement, Servicer agrees to service all Obligor accounts for their full term and until their expiration or early termination.



                               ARTICLE XIII.
                      ARBITRATION AND ATTORNEYS' FEES

A. It is understood that this Agreement is made in good faith and should there arise, from any unforeseen cause, a difference of opinion or of interpretation of this Agreement which cannot be settled amicably between Company and Servicer, such difference or interpretations shall be submitted to a decision of a board of arbitration.

B. The aforementioned board of arbitration shall be composed of two (2) arbitrators and an umpire meeting in Irvine, California, unless otherwise agreed to by Company and
     Servicer.

C.   1.   The members of the board of arbitration shall
be active or retired disinterested
          officials of insurance companies or financial institutions. Each party shall appoint its arbitrator, and the two
arbitrators shall choose an umpire before
          instituting the hearing. If the respondent fails to appoint its arbitrator within thirty (30) days after being requested to do so by the claimant, the latter shall also appoint the second arbitrator.

     2. If the two arbitrators fail to agree upon the appointment of an umpire within two (2) weeks after their nominations, each of them shall name three (3), of whom the other shall decline two (2) and the decision shall be made by drawing lots. The claimant shall submit its initial brief within twenty (20) days from appointment of the umpire. The
respondent shall submit its brief within
          twenty (20) days thereafter, and the claimant may submit a reply brief within ten (10) days after filing of the
respondent's brief.

D.   1.   The board shall make an award with regard to
the custom and usage of the
          business contemplated by this Agreement. The board shall issue its award in writing based upon a hearing at which
evidence may be introduced without
          following strict rules of evidence but in which cross-examination and rebuttal shall be allowed.

     2.   The board shall make its award within thirty
(30) days following the
          termination of the hearing unless the parties consent to an extension. A decision by the majority of the members of the board shall become the award of the board and shall be final and binding upon all parties to the proceeding. Either party may apply to the United States District
Court, Los Angeles, California,
          for an order confirming the award. If such an order is issued, the attorneys'
          fees of the party so applying and the court cost will be paid by the party against whom confirmation is sought.

E. Each party shall bear the expense of its arbitrator and shall jointly and equally bear with the other party the expense of the umpire.
The remaining costs of the arbitration
     proceeding (including attorneys' fees of the parties) shall be allocated by the board in its award.


                               ARTICLE XIV.
                                  WAIVERS

No failure or delay on the part of Servicer or Company in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy, preclude any other or further exercise thereof or the exercise of any other power, right or remedy, except by a written instrument signed by the party to be charged or as otherwise expressly provided herein.


                                ARTICLE XV.
                                  NOTICES

Except as otherwise provided herein, all notices, requests, consents, demands and other communications given hereunder shall be in writing. All notices of whatever kind shall be either personally delivered or sent by telecopy or other form of rapid transmission and confirmed by United States mail, properly addressed and with full postage prepaid, addressed as follows:

     To Servicer:        Aegis Auto Finance, Inc.
                    525 Washington Blvd.
                    Jersey City, New Jersey  07310
                    Attn: Joseph F. Battiato, President
                    Telecopy No. (201) 418-7339

     To Company:         Aegis Auto Funding Corp. III.
                    525 Washington Blvd.
                    Jersey City, New Jersey  07310
                    Attn: Angelo R. Appierto, President

                    Telecopy No. (201) 418-7339

or to such other address as such party shall have specified in writing in the manner set forth above.


                               ARTICLE XVI.
                               ASSIGNABILITY

Neither party may assign any of its rights or obligations hereunder without the prior written consent of the other party. Nothing in this Agreement is intended to confer, expressly or by implication, upon any Person other than Company and Servicer any rights or remedies under or by reason of this Agreement.


                               ARTICLE XVII.
                            FURTHER ASSURANCES

Each party agrees, if reasonably requested by the other party, to execute and deliver such additional documents or instruments and take such further actions as may be reasonably necessary to effect the transactions contemplated by this Agreement.


                              ARTICLE XVIII.
                                COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.


                               ARTICLE XIX.
                       ENTIRE AGREEMENT; AMENDMENTS

This Agreement, including the Schedules attached hereto and the documents referred to herein, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior understandings, negotiations, commitments and writings with respect thereto. This
Agreement may not be modified,
changed or supplemented except upon the express written consent of both of the parties hereto. In the event of any conflict between this Agreement and a Schedule hereto, the Schedule shall govern.


                                ARTICLE XX.
                                INSPECTION

Either party or its designated agents may, during ordinary business hours and after reasonable notice, inspect, audit, check and make abstracts from the other party's books, accounts, records and other papers directly pertaining to the subject matter of this Agreement or Schedule A hereto. All costs and expenses of such activities shall be borne by the inspecting party. The other party shall reasonably facilitate any such inspection.


       This Agreement shall be governed by and
construed in accordance with the
laws of the State of California.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                           SERVICER:
                           AEGIS AUTO FINANCE, INC.

Attest


___________________             _______________________
                           By:       Joseph F. Battiato
                           Title:    President



                           COMPANY:
                           AEGIS AUTO FUNDING CORP.
III.
Attest


___________________             _______________________
                           By:       Angelo R. Appierto
                           Title:    President


       Servicer and Company agree that neither the Servicer nor the Company will at any time, without the written consent of the other party, disclose to anyone nor permit anyone under either parties direction to disclose to anyone not properly entitled to disclosure, any information contained in or relating to this Agreement.
For purposes of this Agreement,
persons properly entitled to such information shall be only employees and agents of employer and such other persons as are legally entitled to such information.




                         SCHEDULE A - SUMMARY OF SERVICES

I.     SERVICES

  A.   CONTRACT SERVICES - COLLECTIONS:

       1. Promptly following the execution of this Agreement, Servicer shall establish a Lock-box Account in both the Company's and Lender's name, at First Interstate Bank of
California, N.A., subject to future
            change at the discretion of the Company.

            a.   The Servicer shall maintain the
Lock-Box Account and shall
                 collect and hold in trust (for the
benefit of the Company or
                 Holder) in such account all funds
received on account of the
                 Obligors until such funds are
transferred to the Company or
                 Holder in accordance with their
instructions.  On a daily basis
                 the posted balance (in excess of
$2,000) related to the
                 Receivables in the Lock-Box Account
shall be transferred by
                 wire transfer to the Company, Holder
or its designee.

            b.   Such funds shall not be commingled
with the funds of any other
                 person; provided that there may be
deposited in the Lock-Box
                 Account moneys collected on other
motor vehicle installment
                 sales contracts originated by Aegis
Auto Funding Corp. III  and
                 its affiliates.  The Servicer shall be
responsible for all charges
                 with respect to the Lock-Box Account
and, insofar as such
                 charges relate to the Receivables,
shall be reimbursed in
                 accordance with the instructions set
forth in the Monthly
                 Servicer Certificate.  The Servicer
shall provide written notice
                 to, the Company and Holder or its
designee (respectively), of
                 the location and account number of the
Lock-Box Accounts
                 promptly after establishing or
changing the same.

            c.   First Interstate Bank of California,
N.A. will serve as the initial
                 Lock-Box Account Depository with
respect to the Receivables.
                 The Servicer shall provide thirty (30)
days' prior notice to the
                 Company and Holder of its appointment
of a successor Lock-
                 Box Account Depository, which such
successor Lock-Box
                 Account Depository shall be an
eligible institution agreed to by
                 Company.

            d.   The Servicer shall deposit into the
Lock-Box Account all
                 amounts (including late payments)
remitted by Obligors to the
                 Servicer under the terms of the
Receivables within one (1)
                 Business Day after receipt thereof.
The Servicer shall provide
                 the Lock-Box Account Depository with a
report providing
                 instructions related to distributions
of funds from the Lock-Box
                 Account to the Collection Account.

            e.   The Servicer shall deposit in the
Collection Account the
                 aggregate purchase amount with respect
to Purchased
                 Receivables.  All such deposits shall
be made in Automated
                 Clearinghouse Corporation next-day
funds or immediately
                 available funds, on the Business Day
following receipt thereof.

       2. Within two business days that a Receivable is entered into Servicer's computer system, Servicer shall send each Obligor a "Welcome Letter"
            in a form agreeable to both Servicer and Company, which will advise the Obligor of the payment procedures and such further information as the parties deem appropriate.

       3.   Servicer shall be responsible for the
mailing of payment coupon books
            or monthly statements as directed by the Company. Payment books shall contain coupons in sufficient quantity to allow Obligor to enclose a coupon with each scheduled payment per the terms of the related contract. Each payment coupon book may
contain up to 36 coupons.

       4. Servicer shall process Obligor accounts for which the Obligor fails to make a payment on the applicable payment due date (a "Delinquency")
            on the following basis:

            a.   Commencing on the first business day
on which an Obligor is
                 delinquent by more than four (4) days,
Servicer shall, at the
                 Servicer's discretion, either (1)
phone the Obligor; (2) if no
                 contact is made after phoning the
Obligor, may send a letter to
                 the Obligor asking the Obligor to
immediately contact the
                 Servicer; or (3) order a field call by
an outside agency to the
                 Obligor.  If Server contacts the
Obligor, Aegis shall inform
                 Obligor that payment on Obligor's
account may be made (A) by
                 quick collect, (B) by bank wire, (C)
by overnight delivery or (D)
                 by normal payment.

            b.   Servicer shall request Company's
authorization to repossess an
                 Obligor's Vehicle at any time after an
Obligor is delinquent and
                 Servicer has satisfactory reason to
believe that Obligor will not
                 pay.  However, such authorization will
be deemed waived if
                 Servicer cannot obtain authorization,
provided the Servicer has
                 determined that any delay would impede
the Servicer's ability to
                 secure the Vehicle.  Servicer shall
supply a report of any Vehicle
                 it repossesses and events leading to
such actions.

            c.   If an Obligor requests a change to his
normal monthly due date
                 (a "Due Date Change"), Servicer shall
have the right to grant
                 such Due Date Change; however, no Due
Date Change shall be
                 granted beyond the currently due
payment.

            d.   Except as otherwise provided in this
agreement, if an Obligor
                 has been delinquent for more than
thirty-five (35) days, Servicer
                 shall request Company's authorization
to repossess pursuant to
                 Section I-A-4.b of this Schedule A.

            e.   Servicer shall grant a Loan Extension
only to those Obligors
                 who have made at least six (6)
regularly scheduled payments;
                 and in no case shall more than one
Loan Extension per year
                 and/or three (3) Loan Extensions per
loan term be granted to any
                 one Obligor or in no case more than
allowed by an insurer.

            f.   Loan Extensions other than as provided
for herein shall require
                 the Company's approval.  In no event
shall Servicer permit more
                 Loan Extensions than permitted by a
Credit Enhancement
                 Insurer.

  B.   CONTRACT SERVICES - CUSTOMER SERVICE:

       1. If Servicer receives written or oral notice from an Obligor of such
            Obligor's refusal to make payments on the Obligor's account, Servicer shall enter such notice into its computer records.

       2.   Within the provisions of the General
Servicing Fee contained in the Fee
            Schedule, Servicer shall perform the
following insurance functions with
            respect to a Receivable and will comply
with all necessary operating
            and claims filing procedures (which may be modified by the insurance company from time to time and by mutual
consent of the Company and
            the Servicer) pursuant to each Credit
Enhancement:

            a.   With respect to the Company's Credit
Default Insurance Policy
                 ("Credit Default"), Servicer shall:

                 (1)  Initial Notice of Loss to be
filed within 45 days of Date
                      of Loss (which shall mean for
purposes of this Section
                      only, the earlier of the
repossession date or  last pay to
                      date plus ninety (90) days);

                 (2)  Forward a completed claim form
for liquidation of a
                      Vehicle and evidence of loss to
AESIC or Lee & Mason
                      Financial Services, Inc.
(depending upon which policy is
                      applicable in each case) within
the required time frame as
                      prescribed by the applicable
policy, but in no event
                      longer than ninety (90) days of
Date of Loss;

                 (3)  Maintain claim data components;

                 (4)  Calculate the claim amount;

                 (5)  Prepare a correct and complete
claim form; and

                 (6)  Submit claim form to either
AESIC, Dixie Terminal B
                      Building South, Suite  300, 49
East Fourth Street,
                      Cincinnati, Ohio, 45202-3803 or,
Lee & Mason Financial
                      Services, Inc., Box 270,
Northville, NY, 12134-270,
                      (518) 863-4311 or (518) 863-6963,
depending upon
                      which policy is applicable in
each case.

            b.   With respect to the Company's Vender's
Single Interest Policy
                 (the "VSI Policy"), Servicer shall:

                  (1) If appropriate, prior to
liquidation and within ninety (90)
                      days of Date of Loss, file an
Initial Notice of Loss which
                      shall mean the following for
purposes of this Section
                      only:

                      (A)       For Physical Damage,
the date of repossession;

                      (B)  For Instrument Non-Filing
Insurance, the date of
                           filing of a superior lien;

                      (C)        For a Skip, the date
of the first delinquency plus
                                150 days;
             and

                      (D)       For a Repossession, the
date the damage occurred.

                 (2)       Maintain physical and
electronic information;

                 (3)  Calculate the claim amount;

                 (4)  Prepare physical and electronic
information and complete
                      claim form; and

                 (5)       In the case of a claim
dispute, select an independent
                           appraiser and file an
appraisal report within thirty (30)
                           days of initial claim filing
rejection

            c.   With respect to the Company's Gap
Insurance Policy (the "Gap
                 Policy"), Servicer shall:

                 (1)       Initial Notice of Loss
within sixty (60) days of Date of
                           Loss which shall mean for
purposes of this Section only,
                           the repossession date;

                 (2)       Maintain claim data
components; and

                 (3)  Calculate the claim amount (4)
prepare a correct and
                      complete claim form and (5)
submit claim to either
                      AESIC, Dixie Terminal B Building
South, Suite  300, 49
                      East Fourth Street, Cincinnati,
Ohio, 45202-3803 or, Lee
                      & Mason Financial Services, Inc.,
Box 270, Northville,
                      NY, 12134-0270. Phone number
(518) 863-4311 or (518)
                      863-6963.

            d.   With respect to the Obligor's physical
damage insurance and
                 Company's rights to proceeds as lender
and/or owner of Vehicle,
                 Servicer shall:

                 1)   Receive from the Company the
initial physical damage
                      insurance information at the time
of portfolio boarding;

                 2)   Notify Company if Servicer has
not received a copy of a
                      physical damage insurance policy
for an Obligor's
                      Vehicle within twenty (20) days
of the receipt of a Notice
                      of Cancellation/Non-Renewal;

                 3)        Produce a monthly Insurance
Expiration report showing
                           those Obligor accounts for
whom a Notice of
                           Cancellation/Non-Renewal has
been received or the
                           expiration date for an
Obligor's insurance policy in
                           Servicer's computer records
has elapsed;

                 4)   Not be liable for any loss or
liability resulting from the
                      lack of insurance coverage on any
Obligor vehicles.

       3. Company authorizes Servicer to negotiate and settle any claims relating to physical damage to a Vehicle and to
endorse any insurance company
            drafts for such claim subject to the
following conditions:

            a.   Servicer shall endorse a draft for
payment of a claim to body
                 shop or other auto repair service.

            b.   If the Obligor's account is more than
thirty (30) days delinquent,
                 Servicer shall attempt to collect all
currently due amounts. If
                 unable to make such collection,
Servicer shall request Company's
                 authorization to repossess Vehicle
from the repair facility
                 pursuant to Section I-A-4.b of this
agreement.  To effect such
                 repossession, Servicer may negotiate
for the release of the
                 Vehicle from the repair facility in
exchange for the endorsed
                 draft in the amount of the repairs and
an agreement to hold the
                 repair facility harmless for the
release of the Vehicle.

            c.   Company authorization is required for
settlements where the
                 claim payment differs from the
Remaining Obligor Loan Balance
                 (in case of a total loss to a Vehicle)
by an amount greater than
                 the policy deductible plus collection
expenses; or in all other
                 cases, the amount necessary to repair
damage by an amount
                 greater than the policy deductible.

       4. Servicer shall calculate early payoffs of Remaining Obligor Loan
            Balance per the terms of the related sales contract. Company authorization is required for any payoff amount other than the full calculated amount. Notwithstanding any
condition in this Agreement,
            Servicer, however, shall have the right (in the event of early payoff) to waive any Remaining Obligor Loan Balance of twenty-five dollars
            ($25.00) or less.

       5.   Upon receipt by Servicer of the full
payment of the Remaining Obligor
            Loan Balance by the Obligor, Servicer shall release and forward to the
            Obligor the original of the conditional
Sales Contract.


II.     SPECIAL COLLECTION ACTIVITIES:

  A.   REPOSSESSION AND SALE

       If Servicer receives authorization from Company to repossess a Vehicle, the following terms shall govern the repossession and sale of the Vehicle:

       1. Servicer shall order repossession services from licensed, bonded agents.

       2. After repossession, Servicer shall prepare and mail a Notice of Intent
            (the "NOI") to the Obligor within five (5) business days, or the time period allowed under applicable state
statute, whichever is less, and send
            a copy of the NOI to Company.

       3. Upon request, Servicer will provide Company with names, contact names, addresses, phone numbers, and fax numbers of all sub-
            contractors performing any service with
respect to Company assets.

       4.   Servicer shall cause the repossessed
Vehicle to be delivered to a location
            as designated by Company in a timely
manner.  Servicer shall cause
            Vehicle to remain at the designated
location for the amount of time
            required by applicable State law for
Obligor redemption (the "Obligor
            Redemption Period").

       5.   After the expiration of the Obligor
Redemption Period, Company may
            authorize Servicer to arrange for the sale and disposition of the Vehicle.
            If Company elects to have Servicer dispose of the Vehicle, Servicer shall effectuate such sale in a timely
manner, including delivering the
            Vehicle's title and all other paperwork
necessary to effectuate the sale
            of the Vehicle.

  B.   BANKRUPTCIES

       If Servicer receives written notice that an Obligor has become subject to bankruptcy proceedings under Federal or State law, Servicer or its designee
       (attorney if required) shall provide the following services as necessary:

       1.   Servicer shall immediately cease all
collection activity and otherwise
            comply with the Bankruptcy Code and all
related laws and regulations.

       2.   Servicer shall file a claim with the
applicable court.

       3. Servicer shall obtain legal services for the prosecution of the claim when necessary.

       4.   Servicer shall monitor the receipts of
funds being paid through the
            applicable bankruptcy plan.

       5.   Upon dismissal of an action under
bankruptcy, Servicer shall service the
            Obligor's account pursuant to the standard collection procedures of
            Section I of this Schedule A.

       6. Should the Obligor account be the subject of a reaffirmation or court ordered modified payment schedule, Servicer shall administer and collect the account in the same fashion as that prior to the bankruptcy proceedings, and Servicer shall update its computer system to reflect the bankruptcy status of the Obligor's account.

  C.   DISABILITY

       If Servicer is notified in writing of an Obligor's disability claim and evidence of the Obligor's disability insurance policy is on file, Servicer shall suspend all collection activity on such Obligor's account until such time as Obligor resumes his normal payment schedule, however:

       1.   Servicer shall continue to monitor such
Obligor's account until the
            earlier of the date on which:

            a.   A claim approval or denial has been
received; or

            b.   The Obligor resumes payment, at which
time Servicer will
                 resume collection activity pursuant to
Section III of this
                 Agreement.

       2. If Obligor's disability claim is denied, Servicer shall resume collection activity pursuant to Section I of this
Agreement and the terms and
            conditions of the related Sales Contract .

       3.   Servicer's collection procedures for a
disability account shall comply
            with the terms stipulated on the related
Sales Contract.

  D.    ALLOTMENTS

       1. Company shall notify Servicer at the time of loan boarding if an
            Obligor will be subject to military
allotment processing.

       2. If Servicer has not received an allotment verification on a designated allotment account within 60 days of any
subsequent allotment
            establishment and the designated Obligor's account is greater than 45 days delinquent, Servicer shall request
Company's authorization to
            repossess pursuant to Section I-A-4.b of this Schedule A.

  E.    SKIPS

       If Servicer determines that Obligor has become a skip, Servicer shall conduct skip-tracing efforts for a period of 30 days. If such skip-tracing efforts prove unsuccessful, Servicer will file (if applicable) the necessary claim forms with
       Company's insurance carriers or with the relevant insurance policies.


III.   CUSTODIAL DUTIES.

  A.   Upon the execution and delivery of this
Agreement, Company shall revocably
       appoint the Servicer, and the Servicer shall accept such appointment, to act for the Company as Custodian.

  B. Company shall deliver to the Servicer as Custodian the documents or instruments pertaining to each Receivable electronically boarded with the
       Servicer. The Servicer as Custodian shall independently verify the data received by the Servicer against the Receivable documents and instruments.
       The following information will be verified by the Servicer as Custodian: (1)
       Receivable identifying number; (2) the name of the Obligor; (3) the mailing and garaging address(es); (4) the year, make, model and VIN of the Vehicle;
       (5) the amount financed, term, rate and monthly payment as applicable; (6) the contract and first payment due dates; and (7) owner and lienholder information.
       Custodian shall inform the Company of any and all discrepancies;

  C. Company shall deliver and release to Custodian, including but not limited to, the following documents pertaining to each
Receivable:

       1.   The original Sales Contract;

       2.    The original credit application;

       3.    The original certificate of title or
supporting vehicle documentation
            (copy of title certificate, MSO, MCO,
guarantee of title) as applicable
            evidencing the ownership and security
interest of the company or
            lienholder in the Vehicle or efforts made by the Company or its assignee to perfect such ownership or
security interest;

       4.    All documents provided by the Company
evidencing the existence of
            physical damage and liability insurance
covering a motor Vehicle.
            Upon receipt of the original title,
Servicer as Custodian shall in addition
            to its customary review of title, review the seventh character of the VIN for an "X."  If an "X" appears in the
seventh position of the VIN,
            Servicer acting as Custodian, shall notify the Company upon discovery.

  D. Upon receipt and review of the documentation indicated above, Servicer as
       Custodian shall establish an independent electronic file for each Receivable, which shall contain the data and document tracking information in an agreed upon electronic format which will allow the Company or lienholder to receive all information relating to the Custodian's file; such information shall be provided upon request.

  E. In the event Company or any Holder subsequent to the execution of this
       Agreement appoints any Person other than Servicer as custodian of the documents and instruments indicated in III. C above, Company shall indemnify
       Servicer against any liability arising from such subsequent appointment;
       excepting for liability arising from Servicer's actions during the period of their appointment. In its capacity as Custodian, Servicer shall hold all files and documents on behalf of the Company, and maintain such accurate and complete accounts, records, and computer systems
pertaining to the Receivables using
       reasonable care and that degree of skill and attention with respect to the
       Receivables and the files and documents as is customary with other companies in the industry that service motor Vehicle conditional Sales Contracts for themselves as well as for others.

  F.   Company (if applicable) shall have the
responsibility to verify application for
       title to the motor Vehicle covered by the
contract. Company shall send, or
       cause to be sent, to Servicer all titles to such
motor Vehicles. With respect to
       titles received, Servicer shall verify that
Company or its designee is lienholder
       with respect to the Vehicle.   Servicer as
Custodian shall verify that Company
       is the legal and registered owner of the Vehicle.

  G.   Custodian shall notify Company of any
discrepancies with respect to the
       lienholder indicated on received titles.
Servicer shall further notify Company of
       missing titles. Company shall be responsible for correcting title discrepancies and obtaining missing titles.

  H. Custodian shall not release any title to a Vehicle except upon the full payment of the Remaining Obligor Loan Balance by the Obligor or others, or the repossession and sale of the related vehicle, or the release of the title to
       Company for the correcting of title problems, or as required by law, or as directed by Company.

  I. Custodian shall deliver to Company, within two business days of Company's request, the original certificate of title or supporting vehicle documentation if within Servicer's possession. If the original certificate of title or supporting vehicle documentation is in the possession of a custodian other than the
       Servicer, the Servicer shall have two business days to request the original certificate of title or supporting documentation from the custodian, and upon receipt of same, the Servicer will have
twenty-four (24) hours to deliver the
       requested material to the Company.

  J. Custodian agrees to deliver its custodial files to the possession of a custodian, prior to the closing of any securitization, whole loan sale or other financing, as directed by the Company. The Company shall give the Custodian at least ten
       (10) calendar days notice, but will endeavor to give notice soon as is possible, prior to the closing date. Notice shall be accomplished by the Company's (i)
       transmittal of a memo to Custodian (specifically addressed to Jerry Sokolow,
       John Marasco and C. Joseph Bruno) identifying the date of the closing, and (ii)
       by the Company's electronic file transfer
(specifically addressed to Jerry
       Sokolow and John Marasco) to Custodian of information sufficient for
       Custodian to identify the custodial files to be copied and transferred.


IV.    FEE SCHEDULE

  Servicer shall be entitled to receive from Company the following fees and costs no later than the Remittance Date (all fees and costs shall be documented on a report delivered to Company on the Remittance Date) immediately following each related
  Remittance Period:

  A.   LOAN BOARDING AND CUSTODIAL FEE

       For $15 per Subject Receivable, Servicer shall:
(1) enter the Subject Receivable
       into Servicer's computer system electronically during the related Remittance
       Period; (2) transmit Electronic Receivable files to the Company at its offices located at 6700 Antioch, Suite 400, Shawnee,
Kansas, 66204, unless otherwise
       mutually agreed upon.

  B.   GENERAL SERVICING

       1.   For all Receivables with a Remaining
Obligor Loan Balance greater
            than zero ($0.00) dollars as of the first day of the related Remittance
            Period, the Company shall pay a monthly
servicing fee equal to one-
            twelfth of 1.85% (annualized) of the
outstanding Remaining Obligor
            Loan Balance or $10.00, whichever is
greater.


       2.   For those Receivables boarded onto
Servicer's computer system during
            the related Remittance Period the monthly servicing fee stated above will be pro-rated for the number of days from such boarding through the last day of the related Remittance Period.

       3.   In the event that the Company ceases to
utilize Servicer's services,  the
            monthly servicing fee for the existing
receivables shall be set at a
            $1,000 minimum.

       4.   In addition, Servicer shall receive:

            a.   All extension fees that are received
during the related Remittance
                 Period.

            b.   All late charges that are received
during the related Remittance
                 Period.

            c.   A charge of $ 25.00 per filing of
Credit Enhancement claims
                 forms with the designated Insurers
during the related Remittance
                 Period.

  C.   EXPENSE REIMBURSEMENT

       1.   All out-of-pocket expenses incurred by
Servicer in the pursuit of its job
            functions as described in this Schedule
(including but not limited to;
            filing fees, investigation fees,
repossession fees, transportation and
            storage fees, legal fees, DMV fees, etc.)
shall be reimbursed to the
            Servicer at Servicer's actual cost plus
eight percent (8%). Servicer shall
            provide Company with documentation for all such out-of-pocket expenses.

       2.   In the event Company elects the use of
monthly payment statements
            versus coupon books, Company shall
reimburse Servicer for all
            preparation costs associated with such
statements.

       3.   All postage costs associated with the
mailing of insurance follow-up
            letters, payment statements, including
Notice of Intent and Deficiency
            Statement, during the related Remittance
Period.

       4. Company shall reimburse Servicer for all programming expenses arising from modification of the servicing software which the Company has requested in writing and which both the Company and Servicer have approved. The amount to be reimbursed will be based upon Servicer's invoiced cost for outside contractors, if any. Servicer shall provide
            Company with copies of invoices, time
sheets and all supporting
            documentation reasonably required by
Company to verify the cost of
            such programming charges.

  D.   METHOD OF PAYMENT

       1.   All General Servicing fees as indicated in
Section IV. above earned
            during a Remittance Period may be withdrawn by Servicer from the applicable bank account on the tenth (10th) day following the related
            Remittance Period to the extent such fees are available from the bank account.

       2. In the event the applicable bank account has insufficient funds to pay all fees due, Company shall issue a check for any unpaid balance within five (5) days of the billing by Servicer for such fees.

       3. All boarding fees, postage reimbursement and out-of-pocket expense reimbursement earned during a Remittance
Period shall be billed by
            Servicer and paid by Company to Servicer by the tenth (10th) day following the related Remittance Period.
In the event Company fails to
            pay the applicable out-of-pocket expense reimbursement by the date indicated, Servicer shall have the right to withdraw such expense reimbursement from the applicable bank
account.

  E.   NON-PERFORMING LOANS

            1.   In accordance with instructions
provided by Company, Servicer
                 shall cause those Receivables who have
met criteria established
                 in the various Purchase Agreements to
be transferred to a Non-
                 performing pool (the "Aegis-A" pool).

  2. All reports generated on Receivables residing in the Aegis-A pool shall contain the necessary information to allow for any reconciliation to the "host" pool from which the Receivable was originally transferred. All transactions will be processed against the Aegis-A pool with
receipted funds being reported to
       applicable trustees for deposit to the
corresponding Reserve Accounts.

  3. Servicer will charge Company a monthly fee based on the following schedule:

       a.   $1.00 per month for months 1-4 that a
Subject Receivable remains in
            the Aegis-A pool.

       b.   $.50 per month for months 5-8 that a
Subject Receivable remains in the
            Aegis-A pool.

       c. $.10 per month for each month thereafter that a Subject Receivable remains in the Aegis-A pool.


V.     RESPONSIBILITY FOR INSURANCE POLICIES;
PROCESSING OF CLAIMS
       UNDER INSURANCE POLICIES; DAILY RECORDS AND
REPORTS.

  A    The Servicer, on behalf of the Company or Holder
(respectively), will
       administer and enforce all rights and
responsibilities of the holder of the
       Receivables provided for in the Insurance
Policies relating to the Receivables.
       The Servicer, on behalf of the Company or Holder
(respectively), shall verify
       that an endorsement listing each Receivable has been issued with respect to each Receivable under the Risk Default Insurance
Policy, that each Receivable
       is listed by the VSI Insurer as covered under the VSI Insurance Policy, and that the Risk Default Insurance Policy names the Company or Holder
       (respectively) as the insured and the VSI
Insurance Policy names the Company
       or Holder (respectively) as an additional insured.

  B. The Servicer will administer the filings of claims under the VSI Insurance
       Policy and Risk Default Insurance Policy by filing the appropriate notices related to claims as well as claims with the respective carriers or their authorized agents, all in accordance with the terms of the VSI Insurance Policy and Risk Default Insurance Policy. The Servicer shall file such claims on a timely basis after obtaining knowledge of the events giving rise to such claims, subject to the servicing standard set forth in Schedule A, Section B. paragraph
       2. hereof. The Servicer will utilize such notices, claim forms and claim procedures as are required by the respective insurance carriers. The Servicer shall notify the Company or Holder
(respectively) of (i) any such claims
       actually denied under the applicable Risk
Default Insurance Policy or VSI
       Insurance Policy and (ii) those claims which would have been denied under such Risk Default Insurance Policy or VSI
Insurance Policy had the
       Receivable(s) not been repurchased from the Holder, and in both cases, the reasons for such denials. The Servicer shall cause all Insurance Proceeds to be deposited to the Lock-Box Account within two
(2) Business Days of receipt
       thereof.

  C    The Servicer shall not be required to pay any
premiums or, other than
       administering the filing of claims and
performing reporting requirements
       specified in the VSI Insurance Policy and Risk
Default Insurance Policy in
       connection with filing such claims, perform any obligations of any named insured under the foregoing VSI Insurance Policy and Risk Default Insurance
       Policy, and shall not be required to institute any litigation or proceeding or otherwise enforce the obligations of any insurer thereunder. Notwithstanding any provision to the contrary in the Agreement, the Servicer shall not be responsible to the Company or Holder
(respectively) (i) for any act or
       omission to act done in order to comply with the requirements or satisfy any provisions of the VSI Insurance Policy or Risk
Default Insurance Policy or (ii)
       for any act or omission to act, absent willful misconduct or gross negligence, done or omitted in compliance with this
Agreement.  In the case of any
       inconsistency between this Agreement and the terms of any VSI Insurance
       Policy or Risk Default Insurance Policy, the
Servicer shall comply with the
       latter.


VI.     MONTHLY SERVICING CERTIFICATES.

  The Servicer shall deliver to the Company Monthly
Servicing Certificate on the eighth
  (8) business day of each month (but in no case later than the eleventh (11) calendar day of each month ) for the previous month, substantially in the form of, but not limited to, Schedule B attached hereto, containing all information requested by the
  Company or Trust.


VII.   ANNUAL STATEMENT AS TO COMPLIANCE; ACCOUNTANTS'
SERVICING
       REPORT.

  A    The Servicer shall deliver to the Company or its
designee (respectively),  on
       or before March 31 of each year, an Officer's
Certificate, dated effective as of
       December 31 of the preceding year beginning with the calendar year ended
       December 31, 1996, stating that (i) a review of the activities of the Servicer during the preceding 12-month period and of its performance under this
       Servicing Agreement has been made under such officer's supervision and (ii)
       based on such review, the Servicer has
materially fulfilled all its obligations
       under this Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such
obligation, specifying each such default
       known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any
Certificateholder by a request in writing to the Servicer from any such Certificateholder.

  B    Upon request by the Company, Holder or each
Rating Agency, and at the
       expense of the Company or Holder (respectively), a firm of Independent
       Public Accountants shall furnish a statement to the Company or Holder and each Rating Agency to the effect that such firm has examined certain documents and records relating to the servicing of the Receivables and the reporting requirements with respect thereto as set forth in the Agreement or
       Schedule A herein, and that, on the basis of such examination, such servicing and reporting requirements have been conducted in compliance with the
       Agreement or Schedule A herein, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement.


VIII.  PAYMENT IN FULL ON RECEIVABLE.

  Upon payment in full on any Receivable, the Servicer shall notify the Company,
  Holder or its designee (respectively), by a certificate of a Servicing Officer substantially in the form of Schedule C hereto and request certificate which shall include a statement to the effect that all amounts received in connection with such payment in full which are required to be deposited in the Collection Account or the
  Lock-Box Account, have been deposited. The custodian shall be authorized, upon receipt of a request for release from the Servicer in the form of Schedule C hereto, to execute an instrument in satisfaction of such Receivable and to take such other actions and execute such other documents as the Servicer deems necessary to discharge the
  Obligor thereunder and eliminate the security interest in the Financed Vehicle related thereto. Upon request of a Servicing Officer, the Company, Holder or its designee
  (respectively), shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the rights and remedies of the Company, Holder or its designee
(respectively), with respect to the
  Receivables.


IX.    SUBSTITUTION OF COLLATERAL

  In the event a Financed Vehicle sustains significant physical damage, such that the insurance company carrying the physical damage insurance covering such Financed
  Vehicle determines that the Financed Vehicle is not repairable, the Company may permit the Obligor to pledge a vehicle of equal or greater market value than that of the Financed Vehicle immediately prior to sustaining the physical damage, provided, that any such substitution shall not be made if to do so would void coverage of the related Receivable under the VSI Insurance Policy or the Risk Default Insurance
  Policy. The second vehicle shall be substituted as the collateral ("Substituted
  Financed Vehicle") for the Receivable and the terms of the Receivable shall not be amended or modified except to reflect the substituted collateral. The Company shall, within 90 days of the purchase of the Substituted
Financed Vehicle, cause the
  certificate of title for the Substituted Financed
Vehicle to be delivered to the Servicer.

                                  SCHEDULE B

                       SERVICER MONTHLY ACTIVITY REPORT
                     Aegis Auto Receivables Trust
1996-1
               Automobile Receivable Pass-Through
Certificates
                                Series 1996-1


I. COLLECTION ACTIVITY                   INTEREST
PRINCIPAL    TOTALS

Beginning of Period Pool Principal Balance
     0
Additional Receivables Purchased
     0


Scheduled Payments          0                   0
     0
Full & Partial Prepayments  0                   0
     0
Risk Default Insurance Cash Proceeds            0
     0         0
Receivables Repurchased by Seller
Recoveries (on Liquidated and Defaulted
Receivables)
Miscellaneous Servicer Collections



Available Distribution Amount                   0
     0         0



Net Losses                                      0

End of Period Pool Balance                      0


II. SERVICING COMPENSATION
                       Amount

(ATTACH BREAKOUT OF FEES)
Servicer Compensation

III. POOL BALANCE INFORMATION
                              Beginning of Period End
of Period
Original Pool Balance:
 Pool Balance
 Pool Factor
 Weighted Average Coupon (WAC)
 Weighted Average Remaining Maturity (WAM)

 Remaining Number of Contracts


IV. RECEIVABLES REPURCHASED/SUBSTITUTED BY SELLER

Number of Receivables Repurchased
Principal Amount
Number of Additional Receivables Substituted
Principal Amount

V. EXTENSIONS

Number of Extensions granted
Principal Amount
VI. DELINQUENCY INFORMATION*
                                        % of
                                        # of  Principal
   Outstanding
                                     Contracts
Balance   Pool Balance
30-59 Days Delinquent
60-90 Days Delinquent
90 Days or more Delinquent

*Excluding Liquidated and Defaulted Receivables

VII. REPOSSESSION INFORMATION
                                     Current Period
   Inventory

Number of Receivables as to which Vehicles have been Repossessed (and NOI expired)
Principal Balances of Receivables relating to Vehicles which have been Repossessed (and NOI expired)



VIII. LIQUIDATED AND DEFAULTED RECEIVABLES
                                     Current Period
   Cumulative

Number of Liquidated Receivables*
Principal Balance of Liquidated Receivables**
(Prior to Liquidation)

Number of Defaulted Receivables***
Principal Balance of Defaulted Receivables
Total Principal Balance of Liquidated Defaulted
Receivables

*Includes Receivables transferred to Risk Default
Insurer for liquidation
**Excludes Receivables previously characterized as
Defaulted Receivables
***180 days delinquent


IX. RECOVERIES
                                     Current Period
   Cumulative

Liquidation Proceeds
VSI Physical Damage/Loss Insurance Proceeds
Rebates of Servicer Cancelled Warranty Contracts
Consumer Insurance
Other


Total Recoveries


X.  RISK DEFAULT POLICY INSURED RETENTION AMOUNT

Beginning Balance
Add:  Prefunded Receivables
Add:  Quarterly Reserve Loss Deficiency
Less:  Approved Claims
Less:  Surplus in Quarterly Loss Reserve

Ending Balance

XI. NET LOSSES
                                     Current Period
   Cumulative

Principal Balance of Liquidated and Defaulted
Receivables
Less: Recoveries
Less: Risk Default Insurance Proceeds


Net Losses



XII. INSURANCE CLAIMS
                                     Current Period
   Cumulative

Number of Risk Default Insurance Claims
Amount of Risk Default Insurance Claims
Retention Amount
Number of VSI Insurance Claims
Amount of VSI Physical Damage/Loss Insurance Claims

Number of Risk Defaulted Insurance Claims Rejected
Principal Balance of Receivables relating to Risk
Default
  Insurance Claims Rejected


SERVICER COMPENSATION BREAKDOWN      Amount

Servicing Fees

Collection Expenses Incurred

Claim Filing Fees

Bank Charges

Late fees, extension fees collected

Postage

Total Servicer Compensation

                                SCHEDULE C

                     REQUEST FOR RELEASE OF DOCUMENTS


To: Norwest Bank Minneapolis, National Association, as Custodian
     Sixth Street and Marquette Avenue
     Minneapolis, MN  55479-0069

          Re:  Aegis Auto May 17, 1996 by and among
Aegis Auto Finance, Inc., as
               Servicer  and Aegis Auto Funding Corp.
III, as Company.

          In connection with the administration of the pool of Receivables held by you as Custodian for the Company, we request the release and acknowledge receipt of the
(Custodian's Receivable Files/[specify documents]) for the Receivable described below, for the reason indicated.

Borrower's Name, Address & Zip Code:

Receivable Number:  [list here or on attached schedule]

Reason for Requesting Documents (check one or put code on attached schedule)

 1. Receivable Paid in Full (Servicer hereby certifies that all amounts received in connection therewith have been credited to the appropriate Collection Account.)

_____ 2. Receivable Repurchased (Servicer hereby certifies that any applicable repurchase price has been credited to the appropriate Collection Account.)

_____ 3. Receivable [to be] Liquidated (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation
[have been finally received and
          credited] [when received shall be credited] to the appropriate Collection
          Account.)

_____ 4.  Receivable to be transferred to Risk Default
Insurer for liquidation (Servicer
          hereby certifies that all proceeds of
insurance when received shall be credited to the appropriate Collection Account).

_____ 5.  Receivable in Foreclosure

_____ 6.  Other (explain)




          If box 1, 2, 3 or 4 above is checked, and if all or part of the Custodian's
Receivable File was previously released to us, please deliver to us a copy of our previous request for release on file with you, as well as any additional documents in your possession relating to the above specified Receivable.

          If box 5 or 6 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                              AEGIS AUTO FINANCE, INC.
                              Servicer



By:________________________________
                                   Name:
                                   Title:


Date:______________________________


Documents returned to Custodian:

NORWEST BANK MINNEAPOLIS, NATIONAL ASSOCIATION, as Custodian


By:      _______________________________
    Name:
    Title:

Date:
    ______________________________